Exhibit 10.14

Development Services Agreement

THIS AGREEMENT by and between Digitiliti, Inc. referred to herein as "Client", having an office at: Floor 4,  266 East 7th Street  St. Paul, MN  55101, and Vision To Practice, Inc. referred to herein as "VTP", having an office at 918 Bavaria Hills Terrace, Chaska, MN  55318  (Agreement), is made effective as of the 6th day of  February, 2008.

In consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto mutually agreed as follows:

SCOPE OF WORK:  VTP will perform the services described in its Scope of Work attached and approved by VTP and Client, referred to herein as "Services" in accordance with the following "Commercial Terms".  These Services shall be performed on a Time and Materials basis.

Commercial Terms

CONFIDENTIALITY:  VTP agrees to be bound by the MUTUAL NON-DISCLOSURE AGREEMENT dated 12/19/2007.  Client recognizes the need of VTP to be able to document its experience and qualifications.  To permit this process, and notwithstanding any other or subsequent obligation or confidentiality entered into by VTP, VTP shall, at a minimum, be entitled to describe its Services and/or the project by title and generally as to scope, type and size, and upon completion of this scope of work, state the name of Client in qualifications, promotional and experience materials.  These materials shall not reveal details of the Project that contain proprietary technology or trade secrets, but may include such information that is published or otherwise in the public domain.

COMPENSATION:  In consideration for performance of the Services, Client shall compensate VTP in accordance with the Payment Terms included in attached Proposal.

REIMBURSED EXPENSES:  Other Direct Costs include shipping charges, printing and reproduction, travel/travel-related expenses and miscellaneous materials will be billed at cost.  Copies of supporting documentation will be provided upon Client's request and at Client's expense to include associated labor and copying costs.  Reimbursement payments are due upon receipt of the invoice.

GOVERNING LAW:  This agreement shall be governed and interpreted in accordance with the laws of The State of Minnesota, excluding provisions thereof which refer to the laws of another jurisdiction.

AGREEMENT:  These Commercial Terms, the attached General Conditions, and  the Scope of Work together with the Mutual Non-Disclosure Agreement, all incorporated addendums, amendments, exhibits, orders or schedules define and govern the performance of the Services and rights and obligations of the parties.  This Agreement supersedes all prior oral and written communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.  No amendment, change or modification of this Agreement shall be valid unless in writing signed by the parties hereto.  If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement shall nevertheless remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, through their authorized agents, have executed this Agreement, effective as of the date first above written.

Digitiliti, Inc.:

Vision To Practice, Inc.

Brad Wenzel

Rodd Johnson

print name

print name

CEO

Principal

Title

Title

//s/ Brad Wenzel

/s/ Rodd Johnson

Signature

Signature

DATE:  2/6/08

DATE:   2/6/08

GENERAL CONDITIONS

1.Independent Contractor.  This Development Services Agreement shall not render VTP an employee, partner, agent of, or joint venturer with, Client for any purpose.  VTP (and VTP’s employees) are and will remain independent contractors in their relationship to Client.  Client shall not be responsible for withholding taxes or other benefits with respect to payment of VTP’s compensation hereunder.  VTP shall have no claim against Client hereunder or otherwise for vacation pay, sick leave, retirement benefits, social security, worker’s compensation, health or disability benefits, unemployment insurance benefits, or employee or other benefits of any kind.  VTP hereby acknowledges that it has no authority to enter into any contract or incur any liability on behalf of Client.

2.Termination.  This Development Services Agreement may be terminated by either Party if the other Party breaches any material term or condition of this Development Services Agreement and fails to cure such breach within thirty (30) days after receipt of notice from the non-breaching Party of such breach.

3.Dispute Resolution.  Client and VTP may agree in writing to arbitrate any dispute resulting or arising from the performance of this Development Services Agreement.  Any such arbitration shall be in accordance with commercial rules of the American Arbitration Association (the “AAA”) and unless otherwise agreed upon shall be binding.  Any such arbitration shall be held in Minneapolis, Minnesota and directed by the AAA.

4. No Waiver.  No failure by either Party to insist on the performance of any term, condition, or instruction or to exercise any right or privilege included in this Development Services Agreement, and no waiver of or failure to act upon any breach shall constitute a waiver of any other or subsequent term, condition, instruction, breach, right or privilege.

5. Miscellaneous.

a.

This Development Services Agreement may not be assigned or transferred by either Party without the prior written approval of the other.  Any such attempted assignment or transfer shall be null and void.

b.

The obligations of the Parties accrued as of the date of termination or expiration of this Development Services Agreement and the obligations which by their nature are intended to survive such termination or expiration and shall survive the termination of expiration of this Development Services Agreement, including without limitation the obligations relating to:

▪

payment of fees

▪

expense reimbursement

▪

indemnification

▪

return and availability of information

▪

resolution of disputes

▪

non-disclosure

c.

Section headings and titles are for convenience only and shall be of no force or effect in the construction or interpretation of this Development Services Agreement.

d.

 All notices pertaining to this Development Services Agreement shall be in writing and shall be deemed to be effective only if (i) personally hand delivered, in which event notice shall be deemed effective on the date of delivery, (ii) sent by overnight courier service, in which event service shall be deemed effective one day after delivery to the courier, or (iii) sent by prepaid registered or certified mail, return receipt requested, in which event service shall be deemed effective three (3) days after the date stamped by the post office on the certified mail receipt.  In the event of overnight courier service or service by certified or registered mail, such service shall be directed to the address indicated in the introductory paragraph of this Development Services Agreement, or such other address as is otherwise indicated by one Party to the other Party in writing.

Amended Development Services Agreement

THIS AGREEMENT by and between Digitiliti, Inc. referred to herein as "Client", having an office at: Floor 4,  266 East 7th Street  St. Paul, MN  55101, and Vision To Practice, Inc. referred to herein as "VTP", having an office at 918 Bavaria Hills Terrace, Chaska, MN  55318  (Agreement), is made effective as of the 6th day of  February, 2008.

In consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto mutually agreed as follows:

SCOPE OF WORK:  VTP will perform the services described in its Scope of Work attached and approved by VTP and Client, referred to herein as "Services" in accordance with the following "Commercial Terms".  These Services shall be performed on a Time and Materials basis.

Commercial Terms

CONFIDENTIALITY:  VTP agrees to be bound by the MUTUAL NON-DISCLOSURE AGREEMENT dated 12/19/2007.  Client recognizes the need of VTP to be able to document its experience and qualifications.  To permit this process, and notwithstanding any other or subsequent obligation or confidentiality entered into by VTP, VTP shall, at a minimum, be entitled to describe its Services and/or the project by title and generally as to scope, type and size, and upon completion of this scope of work, state the name of Client in qualifications, promotional and experience materials.  These materials shall not reveal details of the Project that contain proprietary technology or trade secrets, but may include such information that is published or otherwise in the public domain.

COMPENSATION:  In consideration for performance of the Services, Client shall compensate VTP in accordance with the Payment Terms included in attached Proposal.

REIMBURSED EXPENSES:  Other Direct Costs include shipping charges, printing and reproduction, travel/travel-related expenses and miscellaneous materials will be billed at cost.  Copies of supporting documentation will be provided upon Client's request and at Client's expense to include associated labor and copying costs.  Reimbursement payments are due upon receipt of the invoice.

GOVERNING LAW:  This agreement shall be governed and interpreted in accordance with the laws of The State of Minnesota, excluding provisions thereof which refer to the laws of another jurisdiction.

AGREEMENT:  These Commercial Terms, the attached General Conditions, and  the Scope of Work together with the Mutual Non-Disclosure Agreement, all incorporated addendums, amendments, exhibits, orders or schedules define and govern the performance of the Services and rights and obligations of the parties.  This Agreement supersedes all prior oral and written communications, agreements and understandings of the parties with respect to the subject matter of this Agreement.  No amendment, change or modification of this Agreement shall be valid unless in writing signed by the parties hereto.  If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement shall nevertheless remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto, through their authorized agents, have executed this Agreement, effective as of the date first above written.

Digitiliti, Inc.:

Vision To Practice, Inc.

Brad D. Wenzel

Rodd Johnson

print name

print name

Chairman

Principal

Title

Title

/s/Brad D. Wenzel

/s/Rodd Johnson

Signature

Signature

DATE:5/12/08

DATE: 5/12/08

GENERAL CONDITIONS

1.Independent Contractor.  This Development Services Agreement shall not render VTP an employee, partner, agent of, or joint venturer with, Client for any purpose.  VTP (and VTP’s employees) are and will remain independent contractors in their relationship to Client.  Client shall not be responsible for withholding taxes or other benefits with respect to payment of VTP’s compensation hereunder.  VTP shall have no claim against Client hereunder or otherwise for vacation pay, sick leave, retirement benefits, social security, worker’s compensation, health or disability benefits, unemployment insurance benefits, or employee or other benefits of any kind.  VTP hereby acknowledges that it has no authority to enter into any contract or incur any liability on behalf of Client.

2.Termination.  This Development Services Agreement may be terminated by either Party if the other Party breaches any material term or condition of this Development Services Agreement and fails to cure such breach within thirty (30) days after receipt of notice from the non-breaching Party of such breach.

3.Dispute Resolution.  Client and VTP may agree in writing to arbitrate any dispute resulting or arising from the performance of this Development Services Agreement.  Any such arbitration shall be in accordance with commercial rules of the American Arbitration Association (the “AAA”) and unless otherwise agreed upon shall be binding.  Any such arbitration shall be held in Minneapolis, Minnesota and directed by the AAA.

4. No Waiver.  No failure by either Party to insist on the performance of any term, condition, or instruction or to exercise any right or privilege included in this Development Services Agreement, and no waiver of or failure to act upon any breach shall constitute a waiver of any other or subsequent term, condition, instruction, breach, right or privilege.

5. Miscellaneous.

a.

This Development Services Agreement may not be assigned or transferred by either Party without the prior written approval of the other.  Any such attempted assignment or transfer shall be null and void.

b.

The obligations of the Parties accrued as of the date of termination or expiration of this Development Services Agreement and the obligations which by their nature are intended to survive such termination or expiration and shall survive the termination of expiration of this Development Services Agreement, including without limitation the obligations relating to:

▪

payment of fees

▪

expense reimbursement

▪

indemnification

▪

return and availability of information

▪

resolution of disputes

▪

non-disclosure

c.

Section headings and titles are for convenience only and shall be of no force or effect in the construction or interpretation of this Development Services Agreement.

d.

 All notices pertaining to this Development Services Agreement shall be in writing and shall be deemed to be effective only if (i) personally hand delivered, in which event notice shall be deemed effective on the date of delivery, (ii) sent by overnight courier service, in which event service shall be deemed effective one day after delivery to the courier, or (iii) sent by prepaid registered or certified mail, return receipt requested, in which event service shall be deemed effective three (3) days after the date stamped by the post office on the certified mail receipt.  In the event of overnight courier service or service by certified or registered mail, such service shall be directed to the address indicated in the introductory paragraph of this Development Services Agreement, or such other address as is otherwise indicated by one Party to the other Party in writing.

VTP Scope of Work

For

Digitiliti

Introduction

Digitiliti has completed a fairly extensive product development phase.  Key customers have been established in multiple segments.  Digitiliti is currently cultivating agency sales relationships and is in the process of ramping up sales efforts.  A major national roll out is targeted for mid 2008.  Currently, company market positioning, sales channel strategies, product packaging and pricing, and operations and support functions are being refined to assure a successful launch.

Digitiliti desires to complete the development of software and systems currently known as “the Colorado Project”.  VTP proposes to lead this development project and complete the necessary steps for to take the project from concept, through beta and to rollout.  Following this effort, it is anticipated that VTP will also assist Digitiliti in ongoing product development and enhancement.

Responsibilities

During an initial period of 6 months, VTP will lead the development and project management of the new “Colorado” project.  As such, VTP will have the following major focus areas:

1)

Overall project management responsibility

2)

Component responsibility for:

a.

Data Base development,

b.

GUI interface, and

c.

Billing system

3)

Project integration responsibility

The primary work space will be Digitiliti offices.

Other Elements of this agreement

1)

As a 2nd compensation component of this agreement, options for 225,000 shares of Digitiliti common stock will be offered at a strike price of $.35 per share, by a stock option grant in that amount to Rodd Johnson of VTP under the Digitiliti Stock Plan. No options can be exercised under the stock options grants for six months from April 17, 2008.  These options will vest monthly over 36 months at a rate of 6250 shares (or adjusted number see above) per month subject to the terms immediately below.

2)

 “Change of Control” shall be defined as:

(i)

any entity becomes the beneficial owner, directly or indirectly, of securities of the Digitiliti representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

(ii)

Digitiliti Company consummates a merger or consolidation of the Digitiliti with or into another corporation (other than a corporation that is wholly owned by Digitiliti. or one or more of its Affiliates), the result of which is that the stockholders of the Company at the time of the execution of the agreement to merge or consolidate own less than fifty percent (50%) of the total equity of the corporation surviving or resulting from the merger or consolidation or of a corporation owning, directly or indirectly, one hundred percent (100%) of the total equity of such surviving or resulting corporation; or

(iii)

the sale in one or a series of transactions of all or substantially all of the assets of Digitiliti;

3)

Details of this stock agreement will be address in a separate agreement

Compensation/Payment Terms

•

The cash compensation formula is $15,360 per month.

•

Terms

o

VTP will bill in advance in 2 equal monthly payments ($7,680 per payment)

o

Terms are net 15 days

o

Plus expenses at cost, any single expense over $400 will require prior Digitiliti management approval.